SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 20, 2003


                      TECHNICAL COMMUNICATIONS CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


         Massachusetts                        0-8588                04-2295040
---------------------------------   --------------------------   --------------
 (State or other jurisdiction        (Commission File Number)   (I.R.S. Employer
       of incorporation)                                     Identification No.)


         100 Domino Drive, Concord, Massachusetts                     01742
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         (Address of Principal Executive Offices)                  (Zip Code)

                                 (978) 287-5100
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)





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Item 7.       Financial Statements and Exhibits.

              a. Financial statements of businesses acquired. Not applicable.

              b. Pro forma financial information. Not applicable.

              c. Exhibits. The following exhibits are filed with this report:

                  Exhibit No.                                 Title
                  ----------                                  -----

                          99       Press Release dated November 20, 2003

              Item 12.     Results of Operations and Financial Condition.

              On November 20, 2003, Technical Communications Corp. announced its financial results for fiscal year 2003. A copy of the press release dated November 20, 2003 describing such results for fiscal year 2003 is attached as Exhibit 99.1 to this report.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Technical Communications Corporation



Dated:  November 20, 2003     By:      /s/ Carl H. Guild, Jr.
                                 -----------------------------------------------
                                 Carl H. Guild, Jr.
                                 President and Chief Executive Officer